ALPHA O. DIALLO
AVOCAT A LA COUR

COLLABORATEURS
MAITRES AHMADOU BARRY
MOUSTAPHA SALL
AVOCATS A LA COUR

LEGAL OPINION

I was retained by Hyperdynamics Corporation, as a lawyer registered with the Bar Association of the Republic of Guinea under Number 25 on October 19, 1989, to assess the compliance of the agreement described below with the law of the Republic of Guinea:

Production Sharing Contract of 2006:
Hydrocarbon Production Sharing Contract between
The Republic of Guinea and SCS Corporation

Signature date:	September 22, 2006
Effective date:	September 22, 2006

DOCUMENTS EXAMINED:

1. Ordinance number 119/PRG/86 of September 23, 1986 concerning the Petroleum Code of the Republic of Guinea and its Appendices.

2. Decree number 168/PRG/86 of September 23, 1986 concerning the application of the Petroleum Code.

3. The standard Hydrocarbon Production Sharing Contract of 1987 and its Appendices.

4. The Royalty and Production Sharing Agreement executed between the Republic of Guinea and US OIL Corp. on November 14, 1995 and its Appendices.

5. The Royalty and Production Sharing Agreement executed between the Republic of Guinea and US OIL Corp. on October 29, 2002 and its Appendices.

MEMBRE DE	IMMEUBLE LABE - 3ò ETAGE
GIDE	CITE CHEMIN DE FER
Afrique	B.P: 1294 - CONAKRY - REP. DE GUINEE
TEL: (224) 30 41 42 23/60 21 20 31/62 66 17 97/63 10 11 00 - FAX 30 43 17 71
E-MAIL: aodiallo50@hotmail.com/aodiallo50@yahoo.fr

6. Farmout Agreement executed on December 10, 2002 between US OIL Corp. and SCS Corporation.

7. Hydrocarbon Production Sharing Contract executed on September 22, 2006 between the Republic of Guinea and SCS Corporation and its Appendices.

8. Draft of the amendment of Articles 5.1, 5.2,13.4 paragraph 2, 16.2 paragraph 2, 19.3, and 23.1 of the Production Sharing Contract of September 2006.

DESCRIPTION OF THE WORK CARRIED OUT

I read and examined the Hydrocarbon Production Sharing Contract of September 2006 as well as the other documents referred to above based on my expertise of the laws of the Republic of Guinea.

My examination was carried out in order to issue a legal opinion as to the validity, legality, and enforceability of this agreement under the terms of the laws of the Republic of Guinea.

After this examination, my report is as follows:

A/ The form of the contract is substantially the same as described in Article 8 h of the 1986 Petroleum Code. The aforementioned agreement is defined as a "risk service contract." It is an exclusive contract for the exploration and exploitation of the oil resources off the coast of the Republic of Guinea. This agreement is compliant in all its material aspects with the requirements stipulated within the framework of the Petroleum Code of the Republic of Guinea and its Decree of Application.

B/ The Petroleum Code and its Decree of Application were enacted by the President of the Republic of Guinea in 1986. It is the only and exclusive regulation relating to oil exploration and exploitation currently in force.

C/ In December 1990, a new constitution was voted per referendum to transfer power to the people of the Republic of Guinea in 1993. The new constitution, of 1992, formed a National Parliament with the function of legislating all Guinea laws from that point forward. The Petroleum Code has never been amended or modified since its enactment on September 23, 1986.

D/ A legal precedent was established in 1995 when the first Production Sharing Contract, a "Risk Service Contract" defined in Article 26 of the Petroleum Code, was drafted and signed in accordance with the provisions of and under the 1986 Petroleum Code.

As a reference, the aforementioned Petroleum Code, which we studied in detail, defines in its Article 26 the "Risk Service Contract" as a contract by which the contractor assumes all the financial risks of an oil operation on behalf of the State or of a national company.

The Petroleum Code specifically considers the determination, negotiation, and signing of oil contracts by the "Minister assigned to the hydrocarbon sector." The aforementioned contracts can also be co-signed by the Minister of Economy and Finances. However, it is not required for these contracts to be signed by the President of the Republic or the Head of the State. As considered by the Petroleum Code, the 1995 Royalty and Production Sharing Agreement was signed by the Minister assigned to the hydrocarbon sector, and President of the Republic to reinforce its solemnity.

Based on my examinations, I confirm that the 1986 Petroleum Code is still in force in the Republic of Guinea.

E/ At the beginning of 2002, the contractor, who worked within the framework of the 1995 Royalty and Production Sharing Agreement and in compliance with the 1986 law, was granted licenses and authorization to engage in seismic prospecting activities.

In accordance with the provisions of the 1986 Petroleum Code with its own decree of application referred above, there was no need for a vote of the National Assembly for the delivery of the aforesaid permits and authorization.

F/ The government of the Republic of Guinea issued an agreement of renewal of the 1995 agreement to allow work to continue under said agreement.

G/ On October 29, 2002, a new Production Sharing Contract was signed by the Minister assigned to the hydrocarbon sector, Dr. Alpha Mady SOUMAH, as indicated in the Petroleum Code.

The 2002 Production Sharing Contract was effective on December 02, 2002 and was drafted in compliance and accordance to the 1986 Petroleum Code and under its terms. I examined correspondence indicating that important work had been undertaken within the framework of the 2002 Production Sharing Contract.

H/ The Production Sharing Contract of September 2006 was also written in compliance with the 1986 Petroleum Code.

The aforementioned contract was signed by the Minister assigned to the hydrocarbon sector and was cosigned by the Minister of Finance after a highly public procedure and a serious debate carried out within the Government.

The contract of September 2006 was the subject of highly and broadly publicized debates throughout Guinea press, in particular, on national televised news.

The aforementioned contract was duly signed, stamped, and initialed by Dr. Ousmane SYLLA, Minister of Mines and Geology, in his capacity as the Minister assigned to the hydrocarbon sector, in accordance with the provisions of the Petroleum Code.

I/ The Production Sharing Contract of September 2006 was also signed by Famourou KOUROUMA, in his capacity as Vice President of Guinea Affairs for SCS Corporation.

J/ The Production Sharing Contract of September 2006, stipulates in Article 5.2 that "in recognition of the expenditure and work performed by SCS Corporation in the past the government shall SCS to participate in any other development of the surrendered area as referred to in Article 5.1 on a priority non-exclusive basis."

K/ Article 3.8 stipulates that "... except in the event of surrender of the Contract Area as defined in article 5.1 below in which case this Contract will not expire."

LEGAL OPINION

Taking into account my study and detailed examination of the 2006 Production Sharing Contract, the 1986 Petroleum Code, and other documents referred to above,

I issue the following opinion:

1. The 2006 Production Sharing Contract is legal and valid because it is written in accordance with of the Petroleum Code and its Decree of Application.

2. The said contract is enforceable and has the force of law for the parties under the terms of Article 668 of the Civil Code of the Republic of Guinea, and SCS owns 100% of the rights and obligations considered in the aforementioned 2006 Production Sharing Contract.

3. Until the vote of the "projet de loi" by the National Assembly, the issuance of a legal opinion by the Supreme Court and the publication of a presidential decree in connection with the aforementioned contract, SCS Corporation owns the exclusive rights to the exploration and exploitation of the area concerned by the 2006 Production Sharing Contract.

4. The 2006 Production Sharing Contract has been in full force and effective since September 22, 2006 when it was signed as approved by SCS Corporation and the Republic of Guinea per the signature of Famourou Kourouma the Vice President of Guinea Affairs for SCS Corporation, and the Minister assigned to the Hydrocarbon sector, Dr. Ousmane Sylla, for the Republic of Guinea, as required and in accordance with the 1986 Petroleum code.

5. After the "projet de loi" is passed by the National Assembly, the issuance, of a legal opinion by the Supreme Court confirming the validity and legality of this 2006 contract, and after the publication of a presidential decree, as indicated in article 5.1, the Production Sharing Contract of September 2006 will become law.

6. However, when the conditions described in article 5.1 are met, SCS Corporation will have to surrender 64% (sixty-four percent) of the zone of the original agreement to the Republic of Guinea.

7. The exclusive rights relating to 64% (sixty-four percent) of the zone of the agreement may consequently be converted into priority rights of participation and SCS Corporation will have to choose the zone with the exclusive rights that it will surrender and define the priority participation rights necessary for the compensation of SCS for the work carried out in the past.

8. The priority participation rights for the compensation of SCS Corporation will be defined in the surrender document when the acts required by the Government of the Republic of Guinea for such a waiver are carried out.

9. Lastly, following a surrender of part of SCS Corporation's exclusive rights, SCS Corporation will preserve exclusive rights of exploration and exploitation on the 36% (thirty-six percent) of the initial contract area. On the area surrendered SCS shall have priority non-exclusive rights of participation. Once the surrender is complete, the contract shall not expire.

/s/ ALPHA OUMAR DIALLO

Name of Guinean Lawyer: Atty. ALPHA OUMAR DIALLO

Registered with the Bar Association of Guinea
Under NUMBER 25 of OCTOBER 19, 1989

Address:	LABE Building 3rd Floor
Cité Chemin de Fer
P.O. Box 1294 CONAKRY
Republic of Guinea